UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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OPES ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OPES ACQUISITION CORP.

4218 NE 2nd Avenue
Miami, FL 33137

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 13, 2020

TO THE STOCKHOLDERS OF OPES ACQUISITION CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Opes Acquisition Corp., (the “Company,” “Opes,” “we,” “us” or “our”) to be held at 10:00 a.m. ET on November 13, 2020. Due to the COVID-19 pandemic, the Company will be holding the special meeting via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number:	(833) 962-1457
US/CANADA International Dial-In Number:	(956) 394-3594
Conference ID:	[●]

The special meeting will be held for the sole purpose of considering and voting upon a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional [●]days, from November 15, 2020 to [●] (the “Extended Date”). The Extension Amendment is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company additional time to complete an initial business combination beyond the current November 15, 2020 deadline. The Company’s prospectus for its initial public offering (“IPO”) and its charter provided that the Company had until September 16, 2019 to complete a business combination. Since that time, the Company has sought and obtained stockholder approval to amend its charter to provide additional time to complete a business combination. On June 30, 2020, the Company announced that it had entered into definitive agreements to acquire BurgerFi International, LLC (the “BurgerFi Business Combination”). On September 15, 2020, the Company’s stockholders approved an amendment to the charter to provide that the Company would have until November 15, 2020 to consummate a business combination. Most recently on September 25, 2020, the Company filed a preliminary proxy statement on Schedule 14A (the “BurgerFi Business Combination Proxy Statement”) for the purpose of soliciting stockholder approval of the BurgerFi Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the BurgerFi Business Combination immediately thereafter. Although the Company has filed the BurgerFi Business Combination Proxy Statement, the Company thinks it is prudent to seek stockholder approval to extend the time to close the transaction.

Accordingly, our board has determined that it is in the best interests of our stockholders to further extend the date that the Company has to consummate an initial business combination to the Extended Date.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) may elect to redeem their public shares for their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the meeting) if the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise their redemption rights. The per-share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[●]. The closing price of the Company’s common stock on the record date was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment is not approved, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account, and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement.

The Company’s board of directors has fixed the close of business on October 16, 2020 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment is fair to and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instructions to vote “FOR” such amendment.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment and the special meeting. Whether or not you plan to virtually attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

October [●], 2020

By Order of the Board of Directors

/s/ Ophir Sternberg
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 13, 2020: This notice of meeting, the accompany proxy statement and proxy card are available at https://www.cstproxy.com/opesacquisitioncorp/2020. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/opesacquisitioncorp/2020/proxy.

OPES ACQUISITION CORP.

4218 NE 2nd Avenue
Miami, FL 33137

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 13, 2020

PROXY STATEMENT

Opes Acquisition Corp., (the “Company,” “Opes,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the special meeting to be held 10:00 a.m. ET on November 13, 2020. Due to the COVID-19 pandemic, the Company will be holding the special meeting via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number:	(833) 962-1457
US/CANADA International Dial-In Number:	(956) 394-3594
Conference ID:	[●]

The special meeting will be held for the sole purpose of considering and voting upon a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional [●] days, from November 15, 2020 to [●] (the “Extended Date”). The Extension Amendment is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company additional time to complete an initial business combination beyond the current November 15, 2020 deadline. The Company’s prospectus for its initial public offering (“IPO”) and its charter provided that the Company had until September 16, 2019 to complete a business combination. Since that time, the Company has sought and obtained stockholder approval to amend its charter to provide additional time to complete a business combination. On June 30, 2020, the Company announced that it had entered into definitive agreements to acquire BurgerFi International, LLC (the “BurgerFi Business Combination”). On September 15, 2020, the Company’s stockholders approved an amendment to the charter to provide that the Company would have until November 15, 2020 to consummate a business combination. Most recently, on September 25, 2020, the Company filed a preliminary proxy statement on Schedule 14A (the “BurgerFi Business Combination Proxy Statement”) for the purpose of soliciting stockholder approval of the BurgerFi Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the BurgerFi Business Combination immediately thereafter. Although the Company has filed the BurgerFi Business Combination Proxy Statement, the Company thinks it is prudent to seek stockholder approval to extend the time to close the transaction.

The holders of shares of common stock issued in the IPO (the “public shares”) may elect to redeem their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we would not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the Redemption.

If the Extension Amendment is approved, the amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete a proposed business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. If the Extension Amendment is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment is not approved, we may not have sufficient time to solicit the votes of our stockholders on the BurgerFi Business Combination. In accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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The holders of shares of common stock issued prior to the IPO (“insider shares”) have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 insider shares as well as the shares (“private shares”) included in the 445,000 units (“private placement units”) purchased by them simultaneously with the IPO. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment is not approved and the Company liquidates, Lionheart Equities, LLC, our sponsor (the “Sponsor”), has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.10 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible for such third-party claims. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is currently anticipated to be approximately $[●], plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $[●], plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any redeemed public shares, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved and the Extension is implemented.

The record date for the special meeting is October 16, 2020. Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 7,862,572 outstanding shares of Company common stock, including 4,542,572 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposal. Please read it carefully and vote your shares.

This proxy statement is dated October [●], 2020 and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares, if any, the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the Redemption.

If the Extension Amendment is approved and the Extension is implemented, the removal of the Withdrawal Amount, if any, from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment is approved and we must remove the Withdrawal Amount. The amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment is not approved, we may not have sufficient time to solicit the votes of our stockholders to approve the BurgerFi Business Combination and consummate the BurgerFi Business Combination. As a result, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

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Q. Why is the Company proposing the Extension Amendment?

A. The Company is a blank check company formed in July 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In March 2018, the Company consummated its IPO from which it derived gross proceeds of $115,000,000 (including $15,000,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, September 16, 2019).

The Company’s charter provided for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before September 16, 2019.

Since that time, the Company has sought and obtained stockholder approval to amend its charter to provide additional time to complete a business combination. On June 30, 2020, the Company announced that it had entered into definitive agreements for the BurgerFi Business Combination. On September 15, 2020, the Company’s stockholders approved an amendment to the charter to provide that the Company would have until November 15, 2020 to consummate a business combination. Most recently on September 25, 2020, we filed the BurgerFi Business Combination Proxy Statement for the purpose of soliciting stockholder approval of the BurgerFi Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the BurgerFi Business Combination immediately thereafter. Although the Company has filed the BurgerFi Business Combination Proxy Statement, the Company thinks it is prudent to seek stockholder approval to extend the time to close the transaction.

The Company believes that given the Company’s expenditure of time, effort, and money on negotiating with and reaching definitive agreements with BurgerFi, the circumstances warrant providing public stockholders an opportunity to consider the proposed BurgerFi Business Combination.

The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting. Accordingly, the Company’s board of directors is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Date.

YOU ARE NOT BEING ASKED TO VOTE ON THE BURGERFI BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION IS IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BURGERFI BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

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Q. Why should I vote for the Extension Amendment?

A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Redemption. The Extension would give the Company additional time to complete a business combination.

Given the Company’s expenditure of time, effort, and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination, inasmuch as the Company is also affording stockholders who wish to redeem their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment.

The holders of the insider shares and private shares are not entitled to redeem such shares in connection with the Extension Amendment. On the record date, the 2,875,000 insider shares and 445,000 private shares represented approximately 42% of the Company’s issued and outstanding common stock.

Neither the Company’s Sponsor, directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and/or elected to redeem their shares. Any public shares so purchased will be voted in favor of the Extension Amendment.

Q. What vote is required to adopt the proposal?	A. Extension Amendment. Approval of the Extension Amendment will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date.

Q. What if I don’t want to vote for the Extension Amendment?	A. If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders, if any.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, as of the date of this proxy statement, the Company does not anticipate seeking any further extension to consummate a business combination, although it may determine to do so in the future.

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Q. What happens if the Extension Amendment is not approved?

A. If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and private shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q. If the Extension Amendment is approved, what happens next?

A. If the Extension Amendment is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.

The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?	A. Unless you elect to redeem your shares in connection with this stockholder vote to approve the Extension Amendment, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565, the Company’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Advantage Proxy.

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Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes. The Extension Amendment must be approved by the affirmative vote of a majority of the issued and outstanding shares of common stock as of the record date.

With respect to the Extension Amendment, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The Extension Amendment is not a discretionary item.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. The Extension Amendment is not a discretionary item. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented in person or by proxy at the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on October 16, 2020 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, there were 7,862,572 outstanding shares of Company common stock, including 4,542,572 outstanding public shares.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the Extension Amendment?	A. Yes. After careful consideration of the terms and conditions of the proposal, the board of directors of the Company has determined that the Extension Amendment is fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment?	A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and private shares and warrants that will become worthless if the Extension Amendment is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the Extension Amendment? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

Q. What happens to the Company’s warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved by November 15, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment is approved?	A. If the Extension Amendment is approved, the Company will continue to attempt to consummate a business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants will remain outstanding in accordance with their terms during any extension period. The warrants will still become exercisable commencing on the consummation of any business combination.

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Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Extension Amendment will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I redeem my shares of Company common stock?	A. If the Extension is implemented, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions about the Extension Amendment or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

The Company

We are a Delaware company incorporated on July 24, 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In March 2018, we consummated our IPO of 11,500,000 units, including 1,500,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant, with each warrant to purchase one share of common stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $115,000,000.

Prior to our IPO, we issued an aggregate of 2,875,000 insider shares for an aggregate purchase price of $25,000.

Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 445,000 private placement units at a price of $10.00 per private placement unit, generating total proceeds of $4,450,000.

The prospectus for our IPO and our charter originally provided that we had only until September 16, 2019 to complete a business combination. We were not able to consummate an initial business combination by such date. Since that time, the Company has sought and obtained stockholder approval to amend its charter to provide additional time to complete a business combination. On June 30, 2020, the Company announced that it had entered into definitive agreements for the BurgerFi Business Combination. On September 15 2020, the Company’s stockholders approved an amendment to the charter to provide that the Company would have until November 15, 2020 to consummate a business combination. Most recently, on September 25, 2020, we filed the BurgerFi Business Combination Proxy Statement for the purpose of soliciting stockholder approval of the BurgerFi Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the BurgerFi Business Combination immediately thereafter. Although the Company has filed the BurgerFi Business Combination Proxy Statement, the Company thinks it is prudent to seek stockholder approval to extend the time to close the transaction.

The Company’s principal executive office is located at 4218 NE 2nd Avenue, Miami, FL 33137.

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THE EXTENSION AMENDMENT

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The Extension Amendment is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment, after taking into account the Redemption.

The per-share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[ ]. The closing price of the Company’s common stock on the record date was $[ ]. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment

The Company’s IPO prospectus and charter provided that the Company had until September 16, 2019 to complete a business combination. Since that time, the Company has sought and obtained stockholder approval to amend its charter to provide additional time to complete a business combination. On June 30, 2020, the Company announced that it had entered into definitive agreements for the BurgerFi Business Combination. On September 15, 2020, the Company’s stockholders approved an amendment to the charter to provide that the Company would have until November 15, 2020 to consummate a business combination. Most recently on September 25, 2020, the Company filed the BurgerFi Business Combination Proxy Statement for the purpose of soliciting stockholder approval of the BurgerFi Business Combination at a special meeting of stockholders. If approved, the Company would then consummate the BurgerFi Business Combination immediately thereafter. Although the Company has filed the BurgerFi Business Combination Proxy Statement, the Company thinks it is prudent to seek stockholder approval to extend the time to close the transaction.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider the BurgerFi Business Combination. Accordingly, the Company has determined to seek stockholder approval to further extend the time for closing a business combination beyond November 15, 2020 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Amendment Is Not Approved

If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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The holders of the insider shares and private shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event the Extension Amendment is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to attempt to consummate a business combination until the Extended Date or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date as described below and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION IS IMPLEMENTED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR IF THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

If the Extension Amendment is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[●] million that was in the trust account as of the record date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment (after taking into account the redemption of public shares).

Redemption Rights

If the Extension Amendment is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Redemption. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

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The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above -referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Extension Amendment is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $[●] per share (which is expected to be the same approximate amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment. If the Extension Amendment is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

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The Special Meeting

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 10:00 a.m., ET on November 13, 2020 via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number:	(833) 962-1457
US/CANADA International Dial-In Number:	(956) 394-3594
Conference ID:	[●]

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on October 16, 2020, the record date for the special meeting. At the close of business on the record date, there were 7,862,572 outstanding shares of Company common stock each of which entitles its holder to cast one vote on the proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposal being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm approximately $5,500 in fees plus disbursements for such services at the closing of any proposed business combination.

Required Vote

The affirmative vote by holders of a majority of the Company’s issued and outstanding common stock is required to approve the Extension Amendment. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 2,875,000 insider shares and 445,000 private shares, representing approximately 42% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment is not approved and we do not consummate a business combination by November 15, 2020, the 2,875,000 insider shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 445,000 private placement units that were acquired simultaneously with the IPO for an aggregate purchase price of $4,450,000. Such common stock and units had an aggregate market value of approximately $[●] based on the last sale price of $[●]and $[●] of the common stock and units, respectively, on Nasdaq on the record date.

●	In connection with the IPO, the Sponsor has agreed that if the Extension Amendment is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

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●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses;

●	The Company’s officers and directors and their affiliates have loaned the Company an aggregate of approximately $[●] as of the record date. If the Extension Amendment is not approved and a business combination is not consummated, these loans will not be repaid;

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Amendment is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers, directors, and senior advisors; and

●	all our officers and directors as a group.

As of October 16, 2020, the record date, there was a total of 7,862,572 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Ophir Sternberg(2)	1,610,000	20.5%
José Luis Córdova Vera	16,715	*
Martha (Stormy) L. Byorum	0	0%
David Brain	0	0%
James Anderson	0	0%
Allison Greenfield	0	0%
All directors and executive officers as a group (six individuals)	1,626,715	20.7%

Greater than 5% Beneficial Owners
LH Equities, LLC(2)	1,610,000	20.5%
Lion Point Capital(3)	945,938	12.0%
Westchester Capital Management, LLC(4)	624,381	7.9%
Mizuho Financial Group, Inc.(5)	1,177,000	15.0%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o OPES Acquisition Corp., 4218 NE 2nd Avenue, Miami, Florida 33137

(2)	Represents shares held by LH Equities, LLC. Lionheart Equities, LLC is the majority holder of the interests in LH Equities, LLC. Mr. Sternberg, as the manager of Lionheart Equities, has sole voting control over the shares, and shares dispositive control over the shares with the Domus Family Limited Liability Partnership, which owns interests in LH Equities, LLC. The business address for LH Equities, LLC is c/o Lionheart Equities, LLC, 4218 NE 2nd Avenue, Miami, FL 33137.

(3)	The business address of Lion Point is 250 West 55th Street, 33rd Floor, New York, NY 10019. Lion Point is the investment manager to its investment fund client. Lion Point Holdings is the general partner of Lion Point. Mr. Didric Cederholm is a Founding Partner and Chief Investment Officer of Lion Point. Mr. Cederholm is also a Member and a Manager of Lion Point Holdings. Mr. Freeman is a Founding Partner and Head of Research of Lion Point. Mr. Freeman is also a Member and a Manager of Lion Point Holdings. By virtue of these relationships, each of Lion Point, Lion Point Holdings, Mr. Cederholm and Mr. Freeman may be deemed to beneficially own the securities beneficially owned by its investment fund client. Information derived from a Schedule 13G filed on August 13, 2020.

.

(4)	The business address of Westchester Capital Management, LLC is 100 Summit Drive, Valhalla, NY 10595. Information derived from a Schedule 13G filed on February 14, 2020.

(5)	Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The business address for Mizuho is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan. Information derived from a Schedule 13G filed on February 14, 2020.

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All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent (the “IPO Escrow”) until the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property. Pursuant to the definitive agreement with BurgerFi, the holders of the insider shares have agreed to amend the escrow agreement to remove the stock price condition for release of the insider shares from the IPO Escrow. As a result, if the BurgerFi Business Combination is approved and consummated, the insider shares will be released upon the earlier of (i) six months after the closing date of the BurgerFi Business Combination, and (ii) if, subsequent to the Closing Date, the Post-Combination Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Post-Combination Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198, Toll Free Telephone: (877) 870-8565, Main Telephone: (206) 870-8565, E-mail: ksmith@advantageproxy.com.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.

P.O. Box 1358,

Des Moines, WA 98198

Toll Free Telephone: (877) 870-8565

Main Telephone: (206)870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than November 5, 2020.

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ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
OPES ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of OPES ACQUISITION CORP, (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Opes Acquisition Corp.

2.	The Corporation’s Certificate of Incorporation was originally filed in the office of the Secretary of State of the State of Delaware on July 24, 2017, and was subsequently amended six times through September 15, 2020.

3.	This Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation further amends the current Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the issued and outstanding stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Corporation’s current Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.	The text of Article SIXTH, subsection A. 5 of the Corporation’s current Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

“5. “Termination Date” means [●].

IN WITNESS WHEREOF, I have signed this Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation this [●] day of November, 2020.

Name:	/s/ Ophir Sternberg
Title:	Chief Executive Officer

Annex A-1

PRELIMINARY PROXY

Opes Acquisition Corp.
4218 NE 2nd Avenue
Miami, FL 33137

SPECIAL MEETING OF STOCKHOLDERS

NOVEMBER 13, 2020

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

OPES ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
NOVEMBER 13, 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October [●], 2020, in connection with the special meeting to be held at 10:00 a.m. ET on November 13, 2020 via teleconference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number:	(833) 962-1457
US/CANADA International Dial-In Number:	(956) 394-3594
Conference ID:	[●]

The undersigned hereby appoints Ophir Sternberg, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, of Opes Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT.

Important Notice Regarding the Availability of Proxy Materials for the special meeting of Stockholders to be held on November 13, 2020: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/opesacquisitioncorp/2020. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/opesacquisitioncorp/2020/proxy.

	FOR	AGAINST	ABSTAIN
Proposal 1 — Extension of Corporate Life	☐	☐	☐
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to [●].

Dated: _______________________ 2020

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.